LOANS AND ALLOWANCE FOR LOAN LOSSES	12 Months Ended
Dec. 31, 2010
Loans And Leases Receivable Gross Carrying Amount [Abstract]
LOANS AND ALLOWANCE FOR LOAN LOSSES
NOTE 14: LOANS AND ALLOWANCE FOR LOAN LOSSES
Loans granted by the Group according to type of loan, which represents the Group’s concentration of credit risk, at December 31, 2009 comprised:
	2009			2010
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in thousands)
Consumer:
Residential mortgages	19,411,436	3,841,014	23,252,450	19,544,275	4,725,702	24,269,977
Credit card	1,913,804	2,403,912	4,317,716	1,773,156	3,503,593	5,276,749
Auto financing	433,563	263,254	696,817	405,734	205,996	611,730
Other consumer	4,890,722	2,680,275	7,570,997	4,852,444	3,084,471	7,936,915
Total consumer	26,649,525	9,188,455	35,837,980	26,575,609	11,519,762	38,095,371
Commercial:
Industry and mining	3,471,756	2,653,578	6,125,334	3,675,468	2,974,037	6,649,505
Small scale industry	2,066,500	1,663,914	3,730,414	2,090,239	1,449,556	3,539,795
Trade	8,280,514	3,412,668	11,693,182	7,788,532	3,784,789	11,573,321
Construction	1,252,555	1,461,677	2,714,232	1,226,936	1,597,771	2,824,707
Tourism	493,206	335,369	828,575	484,394	396,622	881,016
Shipping and transportation	1,876,137	676,727	2,552,864	2,152,631	780,670	2,933,301
Commercial mortgages	925,085	613,213	1,538,298	880,697	700,715	1,581,412
Public sector	8,522,357	383,686	8,906,043	8,860,862	392,521	9,253,383
Other	421,479	1,697,936	2,119,415	247,319	1,707,828	1,955,147
Total commercial	27,309,589	12,898,768	40,208,357	27,407,078	13,784,509	41,191,587
Total loans	53,959,114	22,087,223	76,046,337	53,982,687	25,304,271	79,286,958
Unearned income	(28,711)	(183,722)	(212,433)	(58,824)	(189,694)	(248,518)
Loans, net of unearned income	53,930,403	21,903,501	75,833,904	53,923,863	25,114,577	79,038,440
Less: Allowance for loan losses	(1,325,085)	(740,093)	(2,065,178)	(2,122,803)	(1,052,602)	(3,175,405)
Total Net Loans	52,605,318	21,163,408	73,768,726	51,801,060	24,061,975	75,863,035

Included in the above tables for 2009 and 2010 are loans that are economically hedged for interest rate risk, for which the Group elected the fair value option. The fair value and outstanding principal balance of these loans at December 31, 2010 was EUR 559,107 thousand and EUR  517,210 thousand respectively (EUR 846,588 thousand and EUR 797,143 thousand respectively at December 31, 2009). Net gains / (losses) resulting from changes in the fair value of these loans of EUR 9,136 thousand and EUR (9,947) thousand in 2009 and 2010 respectively were recorded in net interest income before provision for loan losses.

Also, included in the above tables are loans for lease financing amounting to EUR 2,072,794 thousand and EUR  1,847,008 thousand in 2009 and 2010 respectively.

The following table provides details of delinquent and non-accrual loans by loan class at December 31, 2010:

	Past due 31-89 days	Past due greater than 90days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	Total loans +90 days and accruing	Total Non accruing

Greek
Residential mortgages	932,421	1,804,213	2,736,634	16,807,641	-	19,544,275	582,407	1,221,806
Credit card	106,041	490,398	596,439	1,176,717	-	1,773,156	46,866	443,532
Other consumer	286,487	1,145,713	1,432,200	3,825,978	-	5,258,178	36,534	1,109,179
Small business loans	197,777	745,299	943,076	3,279,205	-	4,222,281	23,482	721,817
Other commercial loans	281,222	893,968	1,175,190	22,009,607	-	23,184,797	41,997	851,971
Total Greek loans	1,803,948	5,079,591	6,883,539	47,099,148	-	53,982,687	731,286	4,348,305

Foreign
Residential mortgages	204,578	158,984	363,562	3,811,916	550,224	4,725,702	97	158,887
Credit card	77,014	327,366	404,380	3,099,213	-	3,503,593	-	327,366
Other consumer	140,375	351,502	491,877	2,798,590	-	3,290,467	780	350,722
Small business loans	150,102	403,044	553,146	1,168,265	-	1,721,411	67,684	335,360
Other commercial loans	494,221	1,104,962	1,599,183	10,455,032	8,883	12,063,098	200,315	904,646
Total Foreign loans	1,066,290	2,345,858	3,412,148	21,333,016	559,107	25,304,271	268,876	2,076,981
Total loans	2,870,238	7,425,449	10,295,687	68,432,164	559,107	79,286,958	1,000,162	6,425,286

(1) loans less than 30 days past due are included in current loans

Credit quality indicators

The Group actively monitors the credit quality of its loan portfolio using several credit quality indicators. The credit quality indicators considered to be the most significant are the delinquency status for all loans and especially for unsecured consumer balances, and the credit rating for commercial loans.

According to the Group's credit policy, all commercial customers are rated on a 22-grade scale. This rating is based on quantitative and qualitative criteria and is reviewed at least annually. Additionally, each of the Bank's and its subsidiaries' rating systems consider the borrower's industry risk and its relative position within its peer group. The ratings scale corresponds to likelihood of default. Customers classified as “Satisfactory” have low likelihood of default, customers classified as “Watchlist” have medium likelihood of default and customers classified as Substandard are already defaulted.

The following table presents commercial loans credit quality information as at December 31,2010:

	Small business loans	Other commercial loans	Total commercial loans
	(EUR in thousands)
Greek
Satisfactory	1,317,834	20,428,464	21,746,298
Watchlist	1,889,368	2,021,343	3,910,711
Substandard	1,015,079	734,990	1,750,069
	4,222,281	23,184,797	27,407,078
Foreign
Satisfactory	1,121,790	10,529,810	11,651,600
Watchlist	192,343	819,501	1,011,844
Substandard	407,278	713,787	1,121,065
	1,721,411	12,063,098	13,784,509

Total	5,943,692	35,247,895	41,191,587

Allowance for loan losses

An analysis of the change in the allowance for loan losses for the years ended December 31, follows:
	2008	2009	2010
	(EUR in thousands)
Balance at beginning of year	1,132,952	1,232,626	2,065,178
Provision for loan losses	425,537	998,448	1,204,995
Write-offs	(322,240)	(196,312)	(140,371)
Recoveries	42,433	29,663	23,249
Net Write-offs	(279,807)	(166,649)	(117,122)
Translation differences	(46,056)	753	22,354
Allowance at end of year	1,232,626	2,065,178	3,175,405

The following table provides the allowance for credit losses by portfolio segment and the respective recorded investment at December 31, 2010.

	Consumer loans	Commercial loans	Total
Greek	(EUR in thousands)
Allowance for loan losses at year end	1,157,423	965,380	2,122,803
of which:
for impaired loans	1,084,476	935,458	2,019,934
for non-impaired loans	72,947	29,922	102,869

Impaired loans	3,636,743	1,993,829	5,630,572
Non-impaired loans	22,938,866	25,413,249	48,352,115

Foreign
Allowance for loan losses at year end	519,917	532,685	1,052,602
of which:
for impaired loans	439,966	469,107	909,073
for non-impaired loans	79,951	63,578	143,529

Impaired loans	746,765	2,008,638	2,755,403
Non-impaired loans	10,222,773	11,766,988	21,989,761

Allowance at December 31, 2009 includes EUR 173,840 thousand, which relates to allowance for loan losses on the performing loan portfolio.

Allowance for loan losses at 2009 includes EUR 173,840 thousand, which relates to allowance for loan losses on the non-impaired loans.

As discussed in Note 3 our methodology for estimating the allowance for loan losses has three primary components, specific allowances, coefficient analysis and homogeneous analysis, while the methodologies applied by our foreign subsidiaries and branches are similar to those employed by the Group for loans in Greece.

Loss forecast models utilized for portfolios of homogeneous loans consider a variety of factors including, but not limited to, historical loss experience, anticipated defaults or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type. In addition, in calculating our homogeneous allowances for loan losses we consider the current economic conditions and trends and changes in lending policies and procedures.

As at December 31, 2010, we did not believe an adjustment to historical loss experience for changes in trends, conditions, and other relevant factors that affect repayment of the loans was necessary beyond the incorporation of current information in the data used to estimate the homogeneous allowances. In calculating our homogeneous allowances for loan losses we considered the following key factors:

Volume and severity of past-due and non-accrual loans:

The higher volume and severity of past due and nonaccrual loans in 2010 automatically fed into the calculation of the allowance for loan losses by: (a) increasing the underlying pools on which we calculate a significant portion of the total loss allowances, (b) adjusting the loss rates by incorporating the most recent available information and (c) adjusting upwards the probability of default (PD), which is estimated using data from the previous twelve months. The worsening of the quality of our loan portfolio in terms of deliquencies was the primary cause of the significant increase in of the allowance for loan losses based on homogeneous analysis.

As at December 31, 2010, we concluded that the incorporation of the current market conditions at that time in our methodology as described above was sufficient to estimate the allowance for probable loan losses as at December 31, 2010 and therefore did not further adjust historical loss experience.

Economic conditions and trends:

We believe that changes in national, regional and local economic business conditions impact repayment of loans. Specifically, at December 31, 2010, there was deterioration in Greek economic conditions as a result of the recession of the Greek economy and the adverse developments regarding the Greek public debt and fiscal deficit. That deterioration in economic conditions was reflected in our allowance for loan losses estimated as of December 31, 2010, in three ways: firstly, it resulted in an increase in the level of past due and non-accrual loans which affected the provisions as described above, secondly, it increased the probability of default in our assessment for incurred but not identified impairment in homogeneous loans and thirdly the decline in real estate prices was incorporated in our analysis, where applicable.

Therefore, as at December 31, 2010, we concluded that no further adjustment to the historical loss rates was necessary due to the current economic conditions, since the loss rates applied are long term averages based on long recovery periods for all portfolios assessed using the homogeneous analysis.

Lending policies and procedures

In response to the higher volume and severity of past due loans, we reviewed and tightened our credit approval criteria during 2009 and 2010, for example by lowering both the loan-to-value and the payment-to-income acceptable ratios. As a result, we expected that the quality of new loans granted after 2009 will be improved. However, the loans originated during 2009 and 2010 were not significant enough to cause a change in observed probabilities of default or loss given defaults. Accordingly, we did not adjust those variables as at December 31, 2010.

The following table sets forth the allowances for loan losses by methodology as at December 31, 2009 and 2010:

	Year ended December 31,
	2009	2010
	(EUR in thousands)
Specific allowances	398,179	564,598
Coefficient analysis	88,803	106,415
Homogeneous analysis	838,103	1,451,790
Foreign loans	740,093	1,052,602
Total loan loss allowance	2,065,178	3,175,405

Impaired loans are those loans where the Group believes it is probable that it will not collect all amounts due according to the original contractual terms of the loan. Impaired loans include loans whose terms have been modified in troubled debt restructuring due to borrower's financial difficulties and to which the group has granted a concession to the borrower.

The following table presents information about total impaired loans at and for the period ending December 31, 2009 and 2010:

	At and for the year ended December 31, 2010
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis

Greek
With no related allowance:
Other commercial loans	39,691	-	40,342	-	-

With related allowance:
Residential mortgages	1,733,171	(201,261)	1,251,762	3,623	3,857
Credit cards	490,513	(318,815)	423,935	9,594	46
Other consumer loans	1,413,059	(564,400)	983,960	9,914	9,117
Small business loans	1,060,754	(362,827)	745,503	4,960	67
Other Commercial loans	893,384	(572,631)	758,007	10,982	10,982
Total Greek impaired loans	5,630,572	(2,019,934)	4,203,509	39,073	24,069

Foreign
With no related allowance:
Residential mortgages	58	-	58	-	-
Other consumer loans	172	-	87	-	-
Small business loans	175,366	-	146,531	17,616	-
Other Commercial loans	195,032	-	188,933	16,562	-

With related allowance:
Residential mortgages	122,052	(39,052)	106,753	8	586
Credit cards	318,868	(211,212)	288,394	-	15,344
Other consumer loans	305,615	(189,702)	279,818	4,536	15,853
Small business loans	373,159	(101,364)	216,889	6,367	39
Other Commercial loans	1,265,081	(367,743)	1,164,736	32,353	30,851
Total Foreign impaired loans	2,755,403	(909,073)	2,392,199	77,442	62,673

Impaired loans for which there is a related allowance for loan losses amounted to EUR 3,584,398 thousand at December 31, 2009. The allowance related to those loans amount to EUR 1,891,338 thousand at December 31, 2009. Impaired loans for which there is no allowance for credit losses amount to EUR 103,250 thousand at December 31, 2009.

			2008	2009	2010
			(EUR in thousands)
Average recorded investment in impaired loans			1,760,756	3,035,646	6,595,708
Interest income recognized on a cash basis			33,537	30,377	86,742

Collateral

The most common practice we use to mitigate credit risk is the taking of security for funds advances. We implement guidelines on the acceptability of specific classes of collateral. The principal collateral types for loans and advances are:

•       mortgages over residential properties;

•       charges over business assets such as premises, ships;

•       vehicles, inventory and accounts receivable;

•       charges over financial instruments such as debt securities and equities;

•       cash collaterals; and

•       state, bank or personal guarantees.

Longer-term finance and lending to corporate entities are generally secured; revolving credit facilities to individuals are generally unsecured. In addition, in order to mitigate the potential credit loss the Group will seek additional collateral from the counterparty as soon as impairment indicators are noticed for the relevant individual loans and advances.

Collateral dependent loans

Impaired loans net of allowance for loan losses include collateral dependent loans of EUR 164,219 thousand and EUR 538,316 thousand at December 31, 2009 and December 31, 2010, respectively. The majority of these loans are secured with properties, for which foreclosure was probable and the impairment was measured based on the fair value of the collateral. These measurements are classified as Level 3 in the fair value hierarchy. The fair value of the properties was estimated by qualified external or internal appraisers using one or more of the market approach, the income approach or the replacement cost approach. The key inputs, upon which these estimates are based, are market prices of similar properties, market yields and cost estimates.

Securitized loans and Covered bonds

Securitized loans	2009	2010
	(EUR in thousands)
Commercial loans (Eterika Plc—July 2008)	1,262,548	-
Consumer loans (Revolver 2008—1 Plc—December 2008)	1,156,163	1,161,510
Credit cards (Revolver 2008—1 Plc—December 2008)	1,283,375	1,244,399
Receivables from Public sector (Titlos Plc—February 2009)	5,388,235	5,276,774
Total	9,090,321	7,682,683

Covered bonds	2009	2010
	(EUR in thousands)
Mortgages	5,172,215	14,038,207

Securitized loans

On July 31, 2008, the Group issued EUR 1,340 million Asset Backed Floating Rate Notes due in June 2035, which were backed by a pool of commercial loans. The Notes were split into EUR 975 million class A notes with interest paid quarterly at a rate of three month Euribor plus a margin of 30 bps and EUR 365 million class B notes with interest paid quarterly at a rate of three month Euribor plus a margin of 250 bps. On May 19, 2010, the transaction was unwound and the notes cancelled.

On December 12, 2008, the Group issued EUR 1,768.9 million Secured Floating Rate Notes due in September 2020, which were backed by a pool of receivables arising from revolving consumer loans and credit card accounts. The notes were split into EUR 1,500 million class A notes with interest paid monthly at a rate of one month Euribor plus 30 bps and EUR 268.9 million class B notes with interest paid monthly at a rate of one month Euribor plus 60 bps. On February 28, 2011, EUR 500 million class A notes were cancelled and the interest was changed to a fixed monthly rate of 2.6% on the class A notes and a fixed monthly rate of 2.9% on the class B notes. The class A notes are currently rated BBB- by Fitch and BB+ by Standard & Poor's. The Bank retains the option to call the notes on any interest payment date and reissue a new series, or sell them as is to investors.

The secured notes were issued through two VIEs, “Revolver APC Limited” (the Asset Purchase Company “APC”, incorporated in the UK) and “Revolver 2008-1 Plc” (the Issuer). APC paid for the receivables that were sold and assigned to it by the Bank (the Transferor) from the proceeds of the issuance of a limited recourse note (Series 2008-1 APC loan note) to the issuer. The Issuer financed the acquisition of the Series 2008-1 APC loan note from the proceeds of the issuance of the secured notes.

In December 2010 APC increased the Subordinated Loan Agreement with the Bank by EUR 208.7 million in order to increase the amount deposited by APC into the APC cash collateral account. As at December 31, 2009 and 2010, the balance of the subordinated loans were EUR 159.4 million and EUR 307.3 million, respectively. The Bank, at its discretion, may make further advances to APC under the APC Subordinated loan agreement, where the transfer of interest is less than the minimum transfer of interest.

On February 26, 2009, the Group issued through a UK incorporated VIE “Titlos Plc”, EUR 5,100 million floating rate asset backed notes due in September 2039. Commencing in September 2009, the notes pay interest semi-annually on the 20th day of each March and September at a rate of six month Euribor plus 50 bps per annum. The Bank retains the option to call the notes on any re-novation date or on any optional redemption date and reissue a new series or sell the notes to investors.

All of the above notes issued are not presented within “Long-term debt” and the loans are not derecognized as the Bank is the owner of the issued secured notes and primary beneficiary of the above variable interest entities.

Covered bonds

On November 28, 2008, the Bank issued two series of covered bonds each for EUR 1 billion, with a maturity of five and six years, respectively (with a one-year extension option), which are secured primarily by residential mortgage loans, interest paid quarterly at a rate of ECB's refinancing rate plus a margin of 65 bps and 70 bps respectively. The issue forms part of the Bank's EUR 10 billion covered bonds programme established on November 26, 2008.

On September 1, 2009, the Group sold to institutional investors, part of the above securities, with nominal value of EUR 100 million (EUR 50 million from each issue) which are presented within “Long-term debt” (see NOTE 25: LONG-TERM DEBT).

On October 7, 2009, the Group issued the third series of covered bonds of EUR 1.5 billion, with a maturity of seven years, which are secured primarily by residential mortgage loans and have interest paid annually at a fixed coupon rate of 3.875%. The issue forms part of the existing Bank's EUR 10 billion covered bonds programme. This issue is presented within “Long-term debt” (see NOTE 25: LONG-TERM DEBT) since all bonds were sold to domestic and foreign investors.

On March 18, 2010, the Bank issued the fourth series of covered bonds of EUR 1.5 billion, under its EUR 10 billion covered bonds programme, with a maturity of eight years (with an additional ten-year extension option) secured by residential mortgage loans. The bonds paid interest quarterly at the ECB's refinancing rate plus a margin of 190 bps. This series was cancelled on November 30, 2010.

On May 11, 2010, the Bank issued the fifth series of covered bonds of EUR 1 billion, under its EUR 10 billion covered bonds programme, with a maturity of ten years (with an additional ten-year extension option), secured by residential mortgage loans bearing interest at the ECB's refinancing rate plus a margin of 250 bps paid on a quarterly basis.

On June 21, 2010 the Bank established its second covered bond programme (“EUR 15 billion Covered Bond Programme II of National Bank of Greece S.A.”) under which on June 24, 2010 the Bank issued three Series of EUR 1 billion each, secured by residential mortgage loans. The first Series has a five year maturity (with an additional ten-year extension option) and bears interest at the ECB's refinancing rate plus a margin of 170 bps paid on a quarterly basis. The second Series has a seven year maturity (with an additional ten-year extension option) and bears interest at the ECB's refinancing rate plus a margin of 200 bps paid on a quarterly basis. The third Series has a nine year maturity (with an additional ten-year extension option) and bears interest at the ECB's refinancing rate plus a margin of 230 bps paid on a quarterly basis. On July 29, 2010, the Bank issued second tranches of EUR 500 million each for each of the first three series of notes under this programme. On September 24, 2010 the two tranches of each Series were funged.

On November 30, 2010, the Bank issued the fourth series of covered bonds of EUR 1.5 billion, under its EUR 15 billion covered bonds programme, with a maturity of eight years (with an additional ten-year extension option), secured by residential mortgage loans bearing interest at the ECB's refinancing rate plus a margin of 210 bps paid on a quarterly basis.

All covered bonds series issued under the EUR 10 billion covered bonds programme are currently rated Ba3 by Moody's and BB+ by Fitch.

All covered bonds series issued under the EUR 15 billion covered bonds programme are currently rated Ba3 by Moody's and BBB by Fitch.

Any notes not sold to investors are not presented within “Long-term debt”, since these securities are held by the Bank.